                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 8, 2004
                                                   -----------------------------

                        ASSET BACKED FUNDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     333-108551                75-2533468
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(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

214 North Tryon Street, Charlotte, North Carolina                    28255
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code            (704) 386-2400
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a- 12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01. Other Events.

Filing of Computational Materials

     On or about October 28, 2004, the Registrant will cause the issuance and sale of the CHEC Loan Trust 2004-2, Asset-Backed Certificates, Series 2004-2,
consisting of Class A-1, Class A-2, Class A-3 (the "Senior Certificates"), Class
M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class
M-8 (the "Mezzanine Certificates") (the Senior Certificates, together with the
Mezzanine Certificates, are referred to herein as the "Offered Certificates")
pursuant to a Pooling and Servicing Agreement, to be dated as of or around
October 1, 2004, among the Registrant, as depositor, Centex Home Equity Company,
LLC, as servicer, and JPMorgan Chase Bank, as trustee.

     In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC, as representative of the underwriters (the "Lead Underwriter"), that the Lead Underwriter has furnished to prospective investors Computational Materials (as defined in the no-action letter, dated May 20, 1994, issued by the Securities and Exchange Commission to
Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and
Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term
Sheets (as each are defined in the no-action letter, dated February 17, 1995, issued by the Securities and Exchange Commission to the Public Securities
Association), prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letters (collectively, the "Filed Documents").

     The Filed Documents have been provided to the Registrant by the Lead
Underwriter. The information in the Filed Documents is preliminary and may be superseded by the final Prospectus Supplement relating to the Offered
Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Lead Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus
Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered
Certificates.

Section 9 - Financial Statements and Exhibits

Item 9.01 (c). Exhibits

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          99.1     Computational Materials, Structural Term Sheets and
                   Collateral Term Sheets prepared by Banc of America Securities
                   LLC in connection with CHEC Loan Trust 2004-2, Asset-Backed
                   Certificates, Series 2004-2

          99.2     Computational Materials, Structural Term Sheets and
                   Collateral Term Sheets prepared by Banc of America Securities
                   LLC in connection with CHEC Loan Trust 2004-2, Asset-Backed
                   Certificates, Series 2004-2

          99.3     Computational Materials, Structural Term Sheets and
                   Collateral Term Sheets prepared by Banc of America Securities
                   LLC in connection with CHEC Loan Trust 2004-2, Asset-Backed
                   Certificates, Series 2004-2

          99.4     Computational Materials, Structural Term Sheets and
                   Collateral Term Sheets prepared by Banc of America Securities
                   LLC in connection with CHEC Loan Trust 2004-2, Asset-Backed
                   Certificates, Series 2004-2

          99.5     Computational Materials, Structural Term Sheets and
                   Collateral Term Sheets prepared by Banc of America Securities
                   LLC in connection with CHEC Loan Trust 2004-2, Asset-Backed
                   Certificates, Series 2004-2

          99.6     Computational Materials, Structural Term Sheets and
                   Collateral Term Sheets prepared by Banc of America Securities
                   LLC in connection with CHEC Loan Trust 2004-2, Asset-Backed
                   Certificates, Series 2004-2

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASSET BACKED FUNDING
                                         CORPORATION

                                         By: /s/ Kirk B. Meyers
                                             -----------------------------------
                                             Name: Kirk B. Meyers
                                             Title: Vice President

Date: October 4, 2004

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

Exhibit No.    Exhibit Description                                 Paper (P) or
                                                                  Electronic (E)

99.1           Computational Materials, Structural Term Sheets          E
               and Collateral Term Sheets prepared by Banc of
               America Securities LLC in connection with
               CHEC Loan Trust 2004-2, Asset-Backed
               Certificates, Series 2004-2

99.2           Computational Materials, Structural Term Sheets          E
               and Collateral Term Sheets prepared by Banc of
               America Securities LLC in connection with
               CHEC Loan Trust 2004-2, Asset-Backed
               Certificates, Series 2004-2

99.3           Computational Materials, Structural Term Sheets          E
               and Collateral Term Sheets prepared by Banc of
               America Securities LLC in connection with
               CHEC Loan Trust 2004-2, Asset-Backed
               Certificates, Series 2004-2

99.4           Computational Materials, Structural Term Sheets          E
               and Collateral Term Sheets prepared by Banc of
               America Securities LLC in connection with
               CHEC Loan Trust 2004-2, Asset-Backed
               Certificates, Series 2004-2

99.5           Computational Materials, Structural Term Sheets          E
               and Collateral Term Sheets prepared by Banc of
               America Securities LLC in connection with
               CHEC Loan Trust 2004-2, Asset-Backed
               Certificates, Series 2004-2

99.6           Computational Materials, Structural Term Sheets          E
               and Collateral Term Sheets prepared by Banc of
               America Securities LLC in connection with
               CHEC Loan Trust 2004-2, Asset-Backed
               Certificates, Series 2004-2